Capstone Therapeutics (OTCQB: CAPS)

CAPSTONE THERAPEUTICS & Lipimetix Development, LLC

Rodman & Renshaw

16th Global Investment Conference
New York, NY

September 8 – 10, 2014

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

- **Capstone: Clinical Stage Biopharma in Peptide Therapeutics**
  - OTCQB: CAPS
  - Based in Tempe, AZ
  - Virtual business model: 2 FTEs / 3 Consultants
  - Market Cap as of September 3, 2014: ≈ $12MM
  - $4.2MM cash at June 30, 2014 (includes $0.8MM held in and reserved for use by LipimetiX Development, LLC)

- **LipimetiX Development LLC (JV)**
  - Based in Natick, MA
  - Virtual business model: 3 FTEs (PhDs)
  - CAPS contributed $6 MM for 60% ownership
  - LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
  - Conduct preclinical, Phase 1a and Phase 1b/2a trials (estimated data Q3 and Q4 2014)
  - Goal: Monetize on Phase 2a data

Developing Apo E Mimetic Peptides as New Class of Cardiovascular Lipid Drugs

AEM-28 is Derived from Native Apo E

AEM-28 (Ac-hE18A-NH_2) is a 28-amino acid peptide constructed from 2-domains of native Apo E



'Hinge region'
Arg172
Arg
Cys
158
150
Receptor-binding region
136
112
Arg
Cys
NH₂-terminal domain
244
Major lipid-binding region
CO₂H-terminal domain
272

AEM-28

Adapted from Hatters et al., *Trends Biochem Sci.* 2006; 31(8):445-54

Native Apo E Plays Critical Role in Lipid and Cholesterol Metabolism

AEM-28 Market Indications

	Regulatory	Est. Annual Mkt.	Target
Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL
Acute Coronary Syndrome (ACS)	Non-Orphan	$10B	Atherosclerosis
Peripheral Artery Disease (PAD)	Non-Orphan	$3B	Intimal Hyperplasia / Atherosclerosis
Diabetes Mellitus Type 2	Non-Orphan	$35B (All Drugs)	VLDL/ Triglycerides

AEM-28 Targets Major Markets

Cardiovascular Lipid Lowering Drug Classes

	Examples	Market (2013)	Mechanism
STATINS	Lipitor (Pfizer)	$25B (US)	Inhibits HMG-CoA reductase to limit liver cholesterol production.
	Zocor (Merck		
	Crestor (Astra Zeneca)		
PCSK9 INHIBITORS	evolucumab (Amgen)	Est. $2.5B - $4B (US)	Inhibits PCSK9, enzyme that limits number of LDL receptors in liver. Minimal effect on VLDL remnants.
	alirocumab (Sanofi/Regeron)		
	bococizumab (Pfizer)		
APO Es	AEM-28	TBD	Binds LDL/VLDL and excretes through liver.

The Case for Apo E's

- Native Apolipoprotein E
  - Proven triglyceride/cholesterol regulating protein for 30 year
  - Apo E receptors on liver clear VLDL remnants and TGs
  - 299 Amino Acid ⟶ too large for therapeutic delivery

- Apo E Mimetics (AEM-28 and Analogs)
  - University of Alabama at Birmingham – national research leader
  - Enhanced LDL and VLDL binding in novel 28 amino acid sequence = Therapeutic Candidate
  - Utilizes natural Apo E receptors on liver to clear atherogenic lipoproteins
  - Anti-inflammatory and lesion regression effects on artery walls
  - Believed to be only product in development with both effects

AEM-28 Acts on Both LDL and Atherosclerotic Lesions

The Case for Apo E's (cont'd)

- Does not inhibit key regulatory enzymes
- Low cost synthesis
- **AEM-28 composition of matter IP to 2020 limited clinical opportunities**
  - **7 years Orphan Drug exclusivity under Waxman-Hatch**
- **AEM-28-02 analog filed potential new IP (21 year composition of matter) creates new opportunities**
  - **Elevated VLDL and TG in Metabolic Syndrome and Type 2 diabetes**
  - **Acute Coronary Syndrome**
  - **Peripheral Artery Disease**
- Differentiated mechanistically from other cholesterol-lowering drug classes:
  - Statins
  - PCSK9 antibodies/ASOs
  - VLDL synthesis inhibitors (Juxtapid/Kynamro)

Mechanism of Action and Published Data in Multiple Animal Models Suggest Potential for Clinical Success

AEM-28 Clear and Rapid Path to Lead Indication for HoFH

- Regulatory approval path for orphan indication in US and EU established by Juxtapid (Aegerion) and Kynamro (Sanofi/Isis)
- Cholesterol reduction approvable endpoint in this population / no “clinical outcomes” endpoint
- Juxtapid approved after a single Phase 3 study with 29 patients
- Clinical PoC possible by Q4 2015

Benefit in ACS and Atherosclerotic Lesion Regression Should Differentiate AEM-28 from Rest of Field

AEM-28 Human Protocol Summary

- **Phase 1a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL, VLDL Total Cholesterol and Triglycerides
  - Format:
    - Single Ascending Doses (6 doses delivered IV) in Normal Healthy Volunteers
    - Double-Blinded, Placebo-Controlled
    - n ≈ 36
- **Phase 1b/2a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL, VLDL Total Cholesterol and Triglycerides
  - Format:
    - Multiple Ascending Dose (3 doses delivered IV two weeks apart) in patients with Refractory Hypercholesterolemia and Normal Healthy Volunteers with Elevated Cholesterol and high BMI
    - Double-Blinded, Placebo-Controlled
    - n≈ 15

Trials Underway in Australia and Scheduled to Report Data Q3 and Q4 2014

AEM-28 Phase 1a Topline Findings

- Single site hospital-based clinic in Australia
- n ≈ 36 testing 6 doses with intra-cohort control
- Fasted Normal Healthy Volunteers
- Standard pre-medication safety protocol
- Double-Blinded, Placebo-Controlled
- Medical Safety Committee reports "acceptable safety profile"
- Biomarker signals favoring AEM-28 shown in:
  - Total Cholesterol
  - Non-HDL Cholesterol
  - Fractional Non-HDL Cholesterol
  - VLDL
  - Fractional VLDL
  - Triglycerides
  - Fractional Triglycerides

Study Objectives Achieved; Continue Development

Rapid, Sustained Reductions in VLDL Cholesterol and Triglycerides


VLDL Cholesterol
Fractional VLDL (vers us Baseline)
2.0
1.5
1.0
0.5
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Avg


Triglycerides
Fractional Triglycerides (vs Baseline)
2.0
1.5
1.0
0.5
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Average

- Subjects fasted at infusion and 2 hours post
- Single 3.54 mg/kg dose of AEM-28 causes rapid drop in VLDLc and TG
- AEM-28 delays increases in VLDL and TG despite dietary intake
- AEM-28 treated subjects remain below placebo beyond 48 hrs post-dose

CAPSTONE

Rapid, Sustained Reductions in Non-HDL and Total Cholesterol

Non-HDL (VLDL +LDL)



Fractional NonHDL (versus Baseline)
1.2
1.1
1.0
0.9
0.8
0.7
0.2
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Average

Total Cholesterol



Fractional Total Cholesterol (versus Baseline)
1.2
1.1
1.0
0.9
0.8
0.7
0.2
0.0
0
10
20
30
40
50
Time (hr)
AEM Average
Placebo Grand Average

- ❖ **Fasted healthy, normal volunteers**
- ❖ **Single 3.54mg/kg dose of AEM-28 rapidly reduced cholesterol**
- ❖ **Cholesterol reductions sustained beyond 48 hrs post-dose**

Phase 1a Pharmacodynamic Results: Escalating Dose Response Curve


VLDL Cholesterol
AEM-28 minus Placebo
Max. Fractional VLDL Difference (Active - Placebo)
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
AEM-28 Dose (mg/kg)


Triglycerides
AEM-28 minus Placebo
Max. Fractional Triglyceride Difference (Active - Placebo)
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
AEM-28 Dose (mg/kg)


Total Cholesterol
AEM-28 minus Placebo
Max. Fractional Cholesterol Difference (Active - Placebo)
1.00
0.90
0.80
0.25
0.20
0.15
0.10
0.05
0.00
0
1
2
3
4
5
AEM-28 Dose (mg/kg)


Non-HDL Cholesterol
AEM-28 minus Placebo
Max. Fractional NonHDL Difference (Active - Placebo)
1.00
0.90
0.80
0.25
0.20
0.15
0.10
0.05
0.00
0
1
2
3
4
5
AEM-28 Dose (mg/kg)

CAPSTONE

AEM-28: "Following The Data"

- AEM-28 preferentially clears larger buoyant lipoproteins: VLDL remnants filled with TG
  - PCSK9 inhibitors have minimal effect on VLDL remnants
- PAD described as "Global Pandemic"*
- Opens large Type 2 Diabetes and Metabolic Syndrome indications
  - Called "public health crisis of 21st century" by Director of FDA Metab. and Endo. Drug Division
- Diabetics at much higher risk of heart and peripheral artery disease
  - One year ACS recurrence rate as high as 25%
- Opens Acute Coronary Syndrome markets

* AT Hirsch. (2013) The global pandemic of peripheral artery disease: *The Lancet.*

AEM-28 Potential Role in Acute Coronary Syndrome Therapy


ACS
Event
Critical Care
Stabilization/Maintenance
Non-HDL-C
200
180
160
140
120
100
80
AEM-28
Annual
AEM-28
Follow Up
Months
0 1 2 3 4 5 6 7 8 9 10 11 12
AEM-28
PCSK9
Statin
(Not Based on Clinical Data)

- High ACS Recurrence in Three Months Post Event
- PCSK9 and Statins Take Weeks/Months to Lower LDL-C
- AEM-28 Lowers Non-HDL-C in Hours <u>and</u> Reduces Atheroma Burden (Preclinical Data)
- 1.3MM Acute Coronary Hospitalizations Annually in U.S.

AEM-28 is Potentially Indicated For Early Phase Critical Care ACS Therapy and Annual Follow Up

LipimetiX Operating Update – September 2014

➢ Funding Strategy:

- Initial human proof-of-concept achieved ≈ $6MM
- Capital efficient virtual model
- Australia program possible 43.5% R&D cash rebate will assist funding
- Potential equity raise in 2015
- Explore joint development/licensing with Pharma in 2015

Hitting Milestones Substantially On Time and On Budget

Summary

- New, but historically proven Apo-E class of lipid lowering drugs
- Potential to reduce Atherosclerosis
- Targeting HoFH, ACS, PAD and Type 2 Diabetes
- AEM-28 Phase 1a study Met Objectives
- AEM-28 Phase 1b/2a to report Q4 2014/2015

Business Plan: Accelerate Development While Exploring Strategic Partners

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 104
Tempe, AZ 85281
(602) 286-5520